UMB Scout Funds

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio
Tax-Free Money Market Fund

     Supplement dated October 8, 2008 to the Prospectuses dated October 31, 2007 for the Funds listed above

     The Board of Trustees of UMB Scout Funds (the “Trust”) has approved the participation by each of the UMB Scout money market funds listed above (each a “Fund” and together, the “Funds”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), and each Fund has applied to participate in the Program. The Program is designed to help stabilize the credit markets, which is intended to benefit investors in money market funds, including the Funds.

     Under the Program, shares held by investors in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of a Fund held by an investor as of the close of business on September 19, 2008 (the “Program Date”), and protects less in certain cases, if the investor sold shares after the Program Date. Specifically, if the number of shares held by an investor fluctuates after the Program Date, the investor will be covered for the lesser of the number of shares held on the Program Date or the number of shares held on the date on which the Fund’s market-based net asset value per share falls below $0.995. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

     Participation in the initial three months of the Program (i.e., until December 18, 2008) requires payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. This expense will be borne by each Fund and therefore shared among all of the Fund’s shareholders while the Program is in effect. The Secretary of the Treasury may extend the Program beyond its initial three-month term, but no later than through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate.

     As of the date of this Supplement, the U.S. Treasury Department has reported that assets available to support all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion). More information about the Program is available at http://www.ustreas.gov.

This Supplement updates information contained in the Prospectuses for the Funds dated October 31, 2007. You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862. Neither this supplement, the above-referenced prospectus, nor the Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.